Execution Copy
AMENDMENT NO. 8 TO
WAREHOUSE LOAN AGREEMENT AND
RELATED DOCUMENTS
     AMENDMENT NO. 8 TO WAREHOUSE LOAN AGREEMENT AND RELATED DOCUMENTS, dated as of August 25, 2005 (this “Amendment”), is entered into by and among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation (the “Manager”), TRINITY RAIL LEASING TRUST II, a Delaware statutory trust (the “Borrower”), the LENDERS party hereto, and CREDIT SUISSE, NEW YORK BRANCH (formerly known as Credit Suisse First Boston, New York Branch), as Agent for the Lenders (in such capacity, the “Agent). Capitalized terms used but not defined herein have the meaning set forth in the Warehouse Loan Agreement referred to below.
RECITALS:
     WHEREAS, the Manager, the Borrower, the Lenders and the Agent are parties to that certain Warehouse Loan Agreement dated as of June 27, 2002 (as heretofore amended, the “Warehouse Loan Agreement”); and
     WHEREAS, the parties hereto desire to amend the Warehouse Loan Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
PART I
AMENDMENTS
     SUBPART 1.1 Section 1.01 of the Warehouse Loan Agreement is hereby amended as set forth below.
               SUBPART 1.1.1 Clause (i) of the definition of “Excluded Assets Amount” is amended in its entirety to read as follows:
“(i) the amount by which (x) the Aggregate FMV of all Eligible Railcars which are either (A) not subject to a Lease or (B) subject to a Lease with respect to which payment obligations owed by the applicable Lessee, which in aggregate exceed more than 5 percent of the aggregate Monthly Rent then payable by such Lessee under such Lease, are more than 120 days past the stated due dates for such payment obligations, exceeds (y) 5 percent of the Aggregate FMV of all Eligible Railcars; plus”
               SUBPART 1.1.2 The definition of “Facility Margin” is amended in its entirety to read as follows:

“Facility Margin” means (i) at any time during the Availability Period, 85 basis points and (ii) thereafter, 85 basis points plus an additional 25 basis points for each period of three consecutive Interest Periods during which any Loan remains outstanding.
               SUBPART 1.1.3 The definition of “Revolving Termination Date” is amended in its entirety to read as follows:
“Revolving Termination Date” means the earlier of (i) August 25, 2007 or such later date to which the Revolving Termination Date may have been extended pursuant to Section 2.08, (ii) unless waived by the Required Lenders, the date upon which any Manager Event of Default shall occur or (iii) such earlier date upon which the Commitments shall have been terminated in their entirety in accordance with this Agreement.
     SUBPART 1.2 Clause (a) of Section 2.09 of the Warehouse Loan Agreement is hereby amended by deleting the number “40” contained in the first sentence thereof and inserting the number “30” in place thereof.
     SUBPART 1.3 Schedule A hereto is hereby substituted for Schedule A of the Warehouse Loan Agreement.
PART II
MISCELLANEOUS
     SUBPART 2.1 Effectiveness. This Amendment becomes effective on the date on which the Agent has received signature pages duly executed by each party to this Amendment (including each Lender).
     SUBPART 2.2 Representations and Warranties. The Manager and the Borrower each represent and warrant that its respective representations and warranties contained in Article V of the Warehouse Loan Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.
     SUBPART 2.3 Effect of Amendment. All provisions of the Warehouse Loan Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Warehouse Loan Agreement (or in any other Transaction Document) to the Warehouse Loan Agreement shall be deemed to be references to the Warehouse Loan Agreement as amended hereby.
     SUBPART 2.4 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     SUBPART 2.5 Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
     SUBPART 2.6 Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Warehouse Loan Agreement or any provision hereof or thereof.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

TRINITY INDUSTRIES LEASING COMPANY

By:	/s/ Eric Marchetto

Name: ERIC MARCHETTO
Title: Vice President

TRINITY RAIL LEASING TRUST II

By:	/s/ Eric Marchetto

Name: ERIC MARCHETTO
Title: Vice President

CREDIT SUISSE, NEW YORK BRANCH (formerly known as Credit Suisse First Boston, New York Branch), as Agent and as a Committed Lender

By:	/s/ Mark Golombeck

Name: Mark Golombeck
Title: Director

By:	/s/ Anthony Giordano

Name: ANTHONY GIORDANO
Title: Director

GRAMERCY CAPITAL CORPORATION, as a Conduit Lender
By Credit Suisse, New York Branch, as attorney-in-fact

By:	/s/ Joseph Soave

Name: Joseph Soave
Title: Director

By:	/s/ Mark Lengel

Name: MARK LENGEL
Title: Director

GREENWICH FUNDING CORPORATION, as a Conduit Lender
By Credit Suisse, New York Branch, as attorney-in-fact

By:	/s/ Joseph Soave

Name: Joseph Soave
Title: Director

By:	/s/ Mark Lengel

Name: MARK LENGEL
Title: Director

ALPINE SECURITIZATION CORP, as a Conduit Lender
By Credit Suisse, New York Branch, as attorney-in-fact

By:	/s/ Joseph Soave

Name: Joseph Soave
Title: Director

By:	/s/ Mark Lengel

Name: MARK LENGEL
Title: Director

DRESDNER BANK AG, NEW YORK BRANCH, as a Committed Lender

By:	/s/ David O. Taylor

Name: David O. Taylor
Title: Vice President

By:	/s/ Brad Ellis

Name: Brad Ellis
Title: Vice President

BEETHOVEN FUNDING CORPORATION, as a Conduit Lender

By:	/s/ Matthew M. Dorr

Name: Matthew M. Dorr
Title: Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH, as a Committed Lender

By :	/s/ Brett Deltino

Name: Brett Deltino
Title: Executive Director

By:	/s/ Jacqueline L. Arambulo

Name: Jacqueline L. Arambulo
Title: Vice President

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Conduit Lender

By:	/s/ Matthew M. Dorr

Name: Matthew M. Dorr
Title: Vice President

SCHEDULE A
Industry Concentration Chart

	II	III		IV
I	All Types	Tanker		Freight
Industry	of Railcars	Railcars		Railcars

Agriculture	25%	25%		15%
Automotive	15%
Chemical (non-petrochemical)	30%*	30	%*
Coal	25%
Lumber	15%
Mining and Mineral	15%
Paper and Packaging	15%
Petrochemical	30%*	30	%*	15%
Petroleum	25%	25%
Steel	15%
Transportation/ Intermodal	15%

*  At any time when the aggregate outstanding principal amount of the Loans (including any Loans to be made on the date of calculation) is less than 50% of the Committed Amount, the percentages marked with an asterisk (*) shall be deemed to be 20%.